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                       METROPOLITAN LIFE INSURANCE COMPANY

          Individual Flexible Premium Variable Life Insurance Policies

                         SUPPLEMENT DATED MAY 1, 2009 TO
                        PROSPECTUS DATED NOVEMBER 3, 2003
                           AS PREVIOUSLY SUPPLEMENTED

This supplement updates certain information contained in the last prospectus you received and in previous supplements to that prospectus. You should read and retain this supplement with your Policy. We will send you an additional copy of your most recent prospectus (and any previous supplements thereto), without charge, on written request sent to MetLife-SBR, 485-B Route One South, 4th Floor, Iselin, NJ 08830.

You may allocate net premiums and transfer cash value among the fixed account and the investment divisions of Separate Account 13S. Each investment division, in turn, invests in the shares of one of the following Portfolios:


AIM VARIABLE INSURANCE FUNDS                      Lord Abbett Bond Debenture Portfolio
(Series I)                                        Met/AIM Small Cap Growth Portfolio
  AIM V.I. International Growth Fund              MFS(R) Research International Portfolio
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.        Third Avenue Small Cap Value Portfolio
(Class I)                                         Van Kampen Mid Cap Growth Portfolio
  American Century VP Vista(SM) Fund            METROPOLITAN SERIES FUND, INC.
AMERICAN FUNDS INSURANCE SERIES(R)              (Class A Shares)
(Class 2)                                         Barclays Capital Aggregate Bond Index
  American Funds Growth Fund                         Portfolio(formerly Lehman Brothers(R)
  American Funds International Fund                  Aggregate Bond Index Portfolio)
  American Funds U.S. Government/AAA Rated        BlackRock Money Market Portfolio
     Securities Fund                              Loomis Sayles Small Cap Core Portfolio
EVERGREEN VARIABLE ANNUITY FUNDS                     (formerly Loomis Sayles Small Cap
(Class 1)                                            Portfolio)
  Evergreen VA Diversified Capital Builder        MetLife Mid Cap Stock Index Portfolio
     Fund                                         MetLife Stock Index Portfolio
  Evergreen VA Fundamental Large Cap Fund         MFS(R) Total Return Portfolio
FIDELITY(R) VARIABLE INSURANCE PRODUCTS           Morgan Stanley EAFE(R) Index Portfolio
(Initial Class, unless otherwise noted)           Oppenheimer Global Equity Portfolio
  Contrafund(R) Portfolio                         Russell 2000(R) Index Portfolio
  Equity-Income Portfolio                         T. Rowe Price Large Cap Growth Portfolio
  Freedom 2010 Portfolio                        OPPENHEIMER VARIABLE ACCOUNT FUNDS
  Freedom 2015 Portfolio                        (Non-Service Shares)
  Freedom 2020 Portfolio                          Oppenheimer Main Street Small Cap
  Freedom 2025 Portfolio                             Fund(R)/VA
  Freedom 2030 Portfolio                        PIONEER VARIABLE CONTRACTS TRUST
  High Income Portfolio                           Pioneer Emerging Markets VCT
  Investment Grade Bond Portfolio                 Portfolio -- Class II
  Mid Cap Portfolio -- Service Class 2            Pioneer Mid-Cap Value VCT
JANUS ASPEN SERIES                                Portfolio -- Class I
  Janus Aspen Perkins Mid Cap Value             PUTNAM VARIABLE TRUST
     Portfolio (formerly Mid Cap Value          (Class IB)
     Portfolio) -- Service Shares                 Putnam VT International Growth and Income
  Janus Portfolio (formerly Large Cap                Fund
     Growth Portfolio) -- Institutional         RUSSELL INVESTMENT FUNDS
     Shares                                       Aggressive Equity Fund
  Overseas Portfolio (formerly International      Multi-Style Equity Fund
                                                  Non-U.S. Fund
     Growth Portfolio) -- Service Shares        VAN KAMPEN LIFE INVESTMENT TRUST
MET INVESTORS SERIES TRUST                      (Class I)
(Class A Shares)                                  Government Portfolio
  Dreman Small Cap Value Portfolio



The prospectuses for the Portfolios describe in greater detail an investment in the Portfolios including investment objectives, strategies, risk, sub-advisers and fees and expenses for each Portfolio. Please read them and keep them for reference.

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PAYMENT OF DEATH BENEFIT

The following is added at the end of this section.

Unless otherwise requested, the Policy's death proceeds may be paid to your beneficiary through an account called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

CHARGES AND DEDUCTIONS

The fifth paragraph of this section is replaced with the following:

The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Contract. For example, the Distribution Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the Mortality and Expense Risk Charge and the Cost of Insurance Charge, to help cover those expenses. We may profit from certain Contract charges, including the Mortality and Expense Risk Charge and the Cost of Insurance Charge.

TRANSFERS

The following replaces the list of Monitored Portfolios in the third paragraph of this section:


AIM V.I. International Growth Fund
American Funds International Fund
Fidelity(R) VIP High Income Portfolio
Janus Aspen Overseas Portfolio
Dreman Small Cap Value Portfolio
Lord Abbett Bond Debenture Portfolio
Met/AIM Small Cap Growth Portfolio
MFS(R) Research International Portfolio
Third Avenue Small Cap Value Portfolio
Loomis Sayles Small Cap Core Portfolio
Morgan Stanley EAFE(R) Index Portfolio
Oppenheimer Global Equity Portfolio
Russell 2000(R) Index Portfolio
Oppenheimer Main Street Small Cap Fund(R)/VA
Pioneer Emerging Markets VCT Portfolio
Putnam VT International Growth and Income Fund
Russell Aggressive Equity Fund
Russell Non-U.S. Fund



In addition, we treat all American Funds Insurance Series Portfolios as Monitored Portfolios.


OTHER INFORMATION

An investor brochure that includes information describing the Financial Industry Regulatory Authority ("FINRA") Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.


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FEDERAL TAX MATTERS

The following is a brief summary of some tax rules that may apply to your Policy. It does not purport to be complete or cover every situation. Because individual circumstances vary, you should consult with your own tax advisor to find out how taxes can affect your benefits and rights under your Policy, especially before you make unscheduled premium payments, change your specified face amount, change your death benefit option, change coverage provided by riders, take a loan or withdrawal, or assign or surrender the Policy. Under current federal income tax law, the taxable portion of distributions from variable life contracts is taxed at ordinary income tax rates and does not qualify for the reduced tax rate applicable to long-term capital gains and dividends.

IRS CIRCULAR 230 NOTICE: The tax information contained in this Prospectus is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. The Policyholder should seek tax advice based on its particular circumstances from an independent tax advisor.

INSURANCE PROCEEDS

- Generally excludable from your beneficiary's gross income to the extent provided in Section 101 of the Internal Revenue Code ("Code").

  In the case of employer-owned life insurance as defined in Section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.

  Insurance death proceeds will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

- The proceeds may be subject to federal estate tax: (i) if paid to the insured's estate; or (ii) if paid to a different beneficiary if the insured possessed incidents of ownership at or within three years before death.

- If you die before the insured, the value of your Policy (determined under IRS rules) is included in your estate and may be subject to federal estate tax.

- Whether or not any federal estate tax is due is based on a number of factors, including the estate size.

- The insurance proceeds payable upon death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued. The rules under section 7702 of the Internal Revenue Code with respect to Policies issued on a substandard risk basis are not entirely clear.

CASH VALUE (IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT)

You are generally not taxed on your cash value until you withdraw it, surrender your Policy or receive a distribution such as on the Final Date. In these cases, you are generally permitted to take withdrawals and receive other distributions up to the amount of premiums paid without any tax consequences. However, withdrawals and other distributions will be subject to income tax after you have received amounts equal to the total premiums you paid. Somewhat different rules apply in the first 15 Policy years, when a distribution may be subject to tax if there is a gain in your Policy (which is generally when your cash value exceeds the cumulative premiums you paid).

There may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if you are subject to that tax.


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SPLIT -- DOLLAR INSURANCE PLANS

The IRS has issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

The Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to certain split-dollar life insurance arrangements for directors and executive officers of such companies, since at least some such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

LOANS

- Loan amounts you receive will generally not be subject to income tax, unless your Policy is or becomes a modified endowment contract, is exchanged or terminates.

- Interest on loans is generally not deductible. For businesses that own a Policy, at least part of the interest deduction unrelated to the Policy may be disallowed unless the insured is a 20% owner, officer, director or employee of the business.

- If your Policy terminates (upon surrender, cancellation lapse, the Final Date or, in most cases, exchange) while any Policy loan is outstanding, the amount of the loan plus accrued interest thereon will be deemed to be a "distribution" to you. Any such distribution will have the same tax consequences as any other Policy distribution. In the case of an outstanding loan at the time of an exchange, the cancelled loan will generally be taxed to the extent of any policy gain. Since amounts borrowed reduce the cash value that will be distributed to you if the Policy is surrendered, cancelled or lapses, any cash value distributed to you in these circumstances may be insufficient to pay the income tax on any gain.

- The tax consequences of loans outstanding after the 15th Policy year are uncertain.

MODIFIED ENDOWMENT CONTRACTS

These contracts are life insurance policies where the premiums paid during the first 7 years after the Policy is issued, or after a material change in the Policy exceeds tax law limits referred to as the "7-pay test." Material changes in the Policy, include changes in the level of benefits and certain other changes to your Policy after the issue date. Reductions in benefits during a 7-pay period may cause your Policy to become a modified endowment contract. Generally, a life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC.

If your Policy is considered a modified endowment contract:

- The death benefit will still generally be income tax free to your beneficiary, as discussed above.

- Amounts withdrawn or distributed before the insured's death, including (without limitation) loans, assignments and pledges, are (to the extent of any gains on your policy) treated as income first and subject to income tax. All modified endowment contracts you purchase from us and our affiliates during the same calendar year are treated as a single contract for purposes of determining the amount of any such income.


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

- You will generally owe an additional 10% tax penalty on the taxable portion of the amounts you received before age 59 1/2, except generally if you are disabled or the distribution is part of a series of substantially equal periodic payments.

- If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

DIVERSIFICATION

In order for your Policy to qualify as life insurance, we must comply with certain diversification standards with respect to the investments underlying the Policy. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be able to be corrected. Failure to meet these standards would result in immediate taxation to Policy owners of gains under their Policies. In addition, if Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the Portfolio may fail the diversification requirements, which could have adverse tax consequences for variable Policy owners, including losing the benefit of tax deferral.

INVESTOR CONTROL

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Separate Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as an owner of the assets in our Separate Account. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets.

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001.

The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007-2009 the maximum estate tax rate is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

WITHHOLDING

To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.


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LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a life insurance Policy purchase.

BUSINESS USES OF POLICY

Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. As noted, in the case of a business owned Policy, the provisions of Section 101(j) of the Code may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax laws, rules and interpretations can adversely affect the tax treatment of your Policy. These changes may take effect retroactively. We reserve the right to amend the Policy in any way necessary to avoid any adverse tax treatment. Examples of changes that could create adverse tax consequences include:

- Possible taxation of cash value transfers.

- Possible taxation as if you were the owner of your allocable portion of the Separate Account's assets.

- Possible limits on the number of investment funds available or the frequency of transfers among them.

- Possible changes in the tax treatment of Policy benefits and rights.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy owners since the Company is the owner of the assets from which the tax benefits are derived.

THE COMPANY'S INCOME TAXES

Under current Federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


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